UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

2828 Harwood Street

Suite 1900

Dallas, TX 75201

(Address of Principal Executive Offices)(Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

RANGER FUNDS INVESTMENT TRUST

Ranger Small Cap Fund

Institutional Class (RFISX)

Ranger Quest for Income and Growth Fund

Institutional Class (RFIDX)

Investor Class (RFTDX)

ANNUAL REPORT

July 31, 2016

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2016 (UNAUDITED)

Dear Shareholders,

This summer, investors grappled with a host of issues ranging from rebounding oil prices, negative interest rates in Japan and much of Europe, political uncertainty in the U.S., sizeable currency fluctuations, a flattening yield curve and slowing growth in China and emerging markets.  Most notably, at the end of June, the UK surprised most forecasters and the market by voting to exit the European Union.   While it’s too early to speculate on what this means for economic growth or the global economy, it seems reasonable to assume the uncertainty it creates in Europe will represent another headwind and source of anxiety for global markets.

While the unemployment rate has continued to decline, global deflationary forces seem to be overwhelming any incipient inflation in the U.S.  Given the challenged economic environment, with most global markets down significantly from their recent highs, the U.S. market has continued to represent a source of relative stability and opportunity.

As for the domestic economy, trends are best described as mixed.  Housing and consumer spending fundamentals remain strong, but the pace of job growth appears to have slowed, and falling bond yields seem to suggest a moderating pace of growth for the economy.  Given this uncertain backdrop, the market is placing a premium on free cash flow generation and dividend payers; or as our friends at Strategas have said, investors currently have a clear preference for “stocks that look like bonds and bonds that look like stocks.”

We continue to view small cap valuations as full (perhaps partially because of their relative lack of international exposure).  While we have seen some of the air come out of the more speculative parts of the market (biotech and unprofitable technology companies) over the last year, valuations as a whole are still historically elevated, especially in sectors of the market where growth is easier to come by or that exhibit bond like characteristics.

Ranger remains steadfast in positioning the Fund’s portfolio prudently within each sector from both a fundamental and valuation perspective.  During the fiscal year ended July 31, 2016, Ranger’s Small Cap Fund (RFISX) returned 0.9% net of fees, while its benchmark, the Russell 2000 Growth Index, returned (5.3%).  Over the past year, high quality attributes outperformed as the market sold off and became more volatile.  A factor analysis review shows that companies with net losses underperformed those with earnings by over 1,900 basis points.  Non-earning companies averaged 24.4% of the index weighting and declined by 19.4%.  This return compares with the 0.2% decline by companies with earnings in the index over the past year.  Further dividing the universe into quintiles shows that those with a negative forward P/E ratio had the lowest returns this past year, down 24.6%.  Stocks in the highest price to sales quintile, as well as those with negative price to cash flow, also significantly underperformed.  Offsetting these low quality factors was leadership by companies in all of the positive return on equity

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2016 (UNAUDITED)

quintiles.  Companies in the two lowest price quintiles, meaning that their stock prices were below $25, underperformed the index by declining 11.5% and 33.4%, respectively.  The shift from low to high quality began about two years ago and in our opinion is not only constructive for the market, but also quite beneficial for your portfolio as heightened volatility helps differentiate its quality attributes.

Looking at the performance of the Fund’s portfolio on a sector basis, the healthcare, financial services and energy sectors provided the largest outperformance relative to their index components.  Healthcare outperformance was notably impacted by the decline in non-earning biotech stocks, which aren’t represented in your portfolio.  The sectors which detracted most from portfolio performance on a relative basis were consumer discretionary and producer durables.  Over the past three years the Fund outperformed the Russell 2000 Growth Index, and performance since inception is now in-line with the Index return.

While the list of issues to worry about is large and growing, nominal GDP growth has been remarkably stable over the last few years in the 3% range. Although we are cognizant of the fact that from a historical perspective a recession and bear market is likely in the next few years, we currently see no evidence of a negative inflection point in the economic environment. Given all of the political and economic uncertainty that the market is grappling with, we feel reticent to offer any bold predictions. However, one thing that we believe seems likely is that recent equity market volatility will continue. Typically, periods of volatility offer us an expanded opportunity set as the market can often throw the proverbial baby out with the bath water.

We welcome this increased volatility for several reasons. First, one of the challenges we have faced as a team over the last 12 months is finding companies that offer the combination of sustainable growth at attractive valuations; we are hopeful that future bouts of volatility will present opportunities across multiple sectors. Second, we believe our focus on high return, durable franchises, combined with our patience and valuation discipline should be rewarded in challenging market environments.  While full valuations and the lack of global growth temper our enthusiasm, there continue to be differentiated small cap growth companies that have the potential to deliver attractive returns in the current environment.

To reiterate, we remain focused on our bottom up research process, with a goal of understanding and measuring the strength of each company’s business outlook. We continue to believe that a focus on innovative companies that are experiencing growing demand for their products and services will lead to revenue growth, and in turn portfolio success. We see any meaningful pullback in the market as an opportunity to add to quality companies.  Additionally, we strive to position the Fund in the best companies that represent our investment process, we also understand that there are environments that best showcase our positive differentiation and environments that prove to be more challenging.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER

JULY 31, 2016 (UNAUDITED)

Dear Shareholders,

The Ranger Quest for Income and Growth Fund (RFIDX) returned 1.72%* net of fees during the 12 months ended July 31, 2016, outperforming the 0.13% total return for the MSCI All Country World Index (ACWI). The S&P 500 returned 5.61% for the 12 months.

The Fund outperformed the ACWI benchmark largely due to strong performance from the Real Estate and Consumer Staples sectors. Real Estate was the Fund’s best performing sector, and given its relative overweighting, it was also the greatest contributor to Fund returns.  Real Estate was formerly included in the Financials Sector, but index providers now report it separately. Real Estate primarily consists of real estate investment trusts (REITs), and REITs account for all of the Fund’s investments in the sector. Consumer Staples was the next greatest contributor to Fund returns. The Financials sector was the greatest detractor from returns given the relatively large weighting in the sector and negative performance from Financial stocks. Energy stocks were the next greatest detractor.

The Fund underperformed the S&P 500 over the 12 months largely due to its non-US investments, as U.S. equity markets outperformed most foreign markets. Returns from European stocks were negative as the MSCI European Index returned -9.62%. U.K. stocks produced positive local currency returns, but a plunging British pound associated with the Brexit vote resulted in double digit negative returns for U.S. investors.  Emerging market equities showed little change over the period, even as those markets were lifted by strong returns from Brazil following its disastrous performance the prior year.

Equities in the U.S. and around the globe performed far better in the second half of the Fund’s fiscal year. The stronger second half performance, in our belief, likely resulted from a weakening U.S. dollar, rising energy prices and falling bond yields around the globe. For U.S. companies, a falling dollar improves the competitiveness of U.S. exporters while removing the negative currency translation effect of earnings generated overseas.

Rising oil prices enhanced the prospects of energy companies around the globe, while brightening prospects for countries with significant exposure to the energy sector. We believe the end of the free fall in oil prices also bolstered confidence in the global economy and financial markets generally.

Falling bond yields also helped to support higher equity valuations.  Lower yields from fixed income assets effectively lowered the hurdle for the equity returns, enabling stock prices to move higher.

RANGER FUNDS INVESTMENT TRUST

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SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2016 (UNAUDITED)

Last year we noted the underperformance of higher yielding equities compared to those with lower dividend yields, both in the U.S. and abroad. Lagging returns from higher yielding stocks began with the “Taper Tantrum” in the spring of 2013 and extended well into 2015. This underperformance may be attributed to overvaluation of many high yielding shares at the beginning of the period, persistent (and wrongheaded) interest rate fears, a growth stock boom and poor performance by many high yielding energy shares.

This dynamic reversed in the fiscal year just ended.  Higher yielding shares generally outperformed those with lower yields. With U.S. bond yields reaching record lows and bond yields actually turning negative in some European countries and Japan, investors showed particular interest in traditional income producing equities. Utility and telecom stocks, as well as real estate investment trusts (REITs), were among the best performing sectors over the period.

As a result of the enthusiasm for yield, certain higher yielding sectors have become expensive in our view. In July, U.S. utility stocks traded at their lowest relative dividend yield to the S&P 500 in more than five years. That is, utilities were priced such that they offered much less of a yield advantage over the broad market than in prior years. Other market favorites, including telecom stocks and consumer staples exhibited similar relative valuations.

Dividend investing throughout the cycle – a long term approach

This strong performance by certain traditional dividend paying sectors, and a renewed focus on the likelihood of the Federal Reserve (the “Fed”) raising rates, has led some to assert that the window for investing in dividend stocks has closed.  We couldn’t disagree more.

The advantages offered by dividend paying stocks – including providing a portion of return not dependent on capital gains - has not changed. What has changed is that some dividend paying stocks are now expensive.  Rather than investing in a particular sector, investors may be better served by assessing the merits of dividend yield and sustainability on a security by security basis. That, of course, is our primary approach at Ranger. We remain focused on our bottom up research process which seeks to identify outstanding companies with substantial yields, excellent returns on capital and demonstrated pricing power.  This strategy is designed to provide investors with meaningful levels of sustainable income, along with the potential for long term appreciation.

The prospect of interest rate increases by the Fed has also led some investors question the merits of dividend investing. Again, we take a different view for several reasons, including:

1)

Not all dividend payers are “bond substitutes.” We consider a bond substitute a stock with a relatively high yield and limited prospects for dividend growth. With a relatively flat income stream, such stocks are certainly similar to bonds, and we would expect rising yields to place some pricing pressure on them. But not all dividend paying equities are slow growers. Such stocks should trade on the merits of their operating fundamentals, including the rate of dividend growth.

RANGER FUNDS INVESTMENT TRUST

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SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2016 (UNAUDITED)

2)

Interest rates are likely to remain relatively low for an extended period. The Fed will likely raise rates eventually, but given the state of the domestic and global economy, it is difficult to make the case for a rapid and extended rise in interest rates.

3)

Rising interest rates are likely to place valuation pressure on all stocks. If interest rates were to rise, we believe higher bond yields would place valuation pressure on all stocks, not just those paying dividends.

4)

Stock yields overall remain high relative to bond yields. For the last several decades bonds typically offered a yield hundreds of basis points more than the dividend yield on the S&P 500. With bond yields having fallen so low, we are in a unique period where stocks yield more than bonds. Based on the history of this relationship, bond yields could rise significantly and the spread between the two would remain well within the historical range. When yields do begin to rise, today’s unusual relationship may limit the valuation pressure from higher rates on dividend payers and stocks generally.

At period end, approximately half of the portfolio’s holdings were in non-U.S. stocks with Europe accounting for the largest share of foreign exposure. We continue to find quality companies overseas with higher yields than their U.S. counterparts.

Our objective remains to structure the portfolio such that shareholders reap the benefits of dividend paying stocks while avoiding highly valued sectors and individual securities with limited total return prospects.

Thank you as always for your investment and support.

*Total returns for the Institutional share class (RFIDX) for the fiscal year ending July 31, 2016. Total returns for the Investor share class (RFTDX) were 1.47% for the fiscal year ending July 31, 2016.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2016 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2016

	1 Year	Since Inception *	Ending Value
Ranger Small Cap Fund	0.87%	15.33%	$498,386
Russell 2000 Growth Index	-5.30%	15.45%	$500,833

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.  The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated December 1, 2015 was 1.10% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.39%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INVESTOR CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2016 (UNAUDITED)

Average Annualized Total Returns for the year ended July 31, 2016

	1 Year	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Investor Class	1.47%	2.17%	$26,750
S&P 500 Index	5.61%	11.83%	$35,594
MSCI AC World Index	0.13%	6.69%	$30,675

Cumulative Performance Comparison of $25,000 Investment Since Inception

* Inception June 4, 2013.

This chart assumes an initial investment of $25,000 made on the closing of June 4, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated April 28, 2016 was 1.62% for Investor class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses”), or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Investor class shares total gross operating expense, before waiver, was 2.41%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2016 (UNAUDITED)

Average Annualized Total Returns for the year ended July 31, 2016

	1 Year	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Institutional Class	1.72%	8.14%	$365,003
S&P 500 Index	5.61%	16.33%	$519,604
MSCI AC World Index	0.13%	10.89%	$412,148

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011.

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated April 28, 2016 was 1.37% for Institutional class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses”), or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross operating expense, before waiver, was 1.87%.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sub-sectors that the underlying securities represent, as a percentage of net assets.

Liabilities Less Other Assets, (0.81)%
Agriculture Fishing & Ranching, 2.04%
Auto Parts, 3.10%
Back Office Support HR & Consulting, 7.83%
Banks: Diversified, 9.48%
Banks: Savings/Thrifts & Mortgage Lending, 1.00%
Biotechnology, 4.64%
Building: Roofing/Wallboard & Plumbing, 1.18%
Building: Materials, 1.62%
Chemicals: Diversified, 1.66%
Computer Services Software & Systems, 13.47%
Cosmetics, 1.26%
Foods, 4.84%
Health Care: Misc., 1.33%
Health Care Services, 2.02%
Medical & Dental Instruments & Supplies, 4.55%
Medical Services, 1.89%
Office Supplies Equipment, 1.45%
Oil: Crude Producers, 3.88%
Pharmaceuticals, 8.45%
Restaurants, 3.72%
Recreational Vehicles & Boats, 2.01%
Securities Brokerage & Services, 1.59%
Semiconductors & Components, 2.60%
Specialty Retail, 1.93%
Textiles Apparel & Shoes, 4.57%
Truckers, 2.65%
Utilities: Telecommunications, 1.87%
Short Term Investment, 4.18%

Per the fee table in the December 1, 2015 prospectus, the Fund's total annual operating expense ratio was 1.39% for Intuitional Class shares, and 1.64% for Investor Class shares.

Portfolio composition is subject to change.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

PORTFOLIO ANALYSIS

JULY 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sub-sectors that the underlying securities represent, as a percentage of net assets.

Aerospace & Defense , 2.97%
Liabilities Less Other Assets, (1.63)%
Airlines , 1.37%
Automobiles , 2.45%
Beverages , 4.20%
Biotechnology , 1.53%
Capital Markets , 0.77%
Chemicals , 3.52%
Short Term Investment, 3.78%
Master Limited Partnerships & Publicly Traded Partnerships , 11.58%
Commercial Banks , 7.71%
Construction & Engineering , 0.86%
Real Estate Investment Trusts , 17.46%
Diversified Telecommunication Services , 6.87%
Food Products , 3.80%
Food & Staples Retailing , 2.49%
Transportation Infrastructure , 2.12%
Software , 2.93%
Hotels, Restaurants & Leisure , 2.98%
Semiconductors & Semiconductor Equipment , 2.33%
Insurance , 6.29%
Pharmaceuticals , 4.73%
IT Services, 2.16%
Media , 3.65%
Oil, Gas & Consumable Fuels, 3.08%

Per the fee table in the April 28, 2016 prospectus, the Fund's total annual operating expense ratio was 2.41% for Investor Class and 1.87% for Institutional Class.

Portfolio Composition is subject to change.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Shares		Value

COMMON STOCKS - 96.63%

Agriculture Fishing & Ranching - 2.04%
8,392	Calavo Growers, Inc.	$ 552,026

Auto Parts - 3.10%
6,990	Dorman Products, Inc. *	445,263
14,106	Motorcar Parts of America, Inc. *	395,391
		840,654
Back Office Support HR & Consulting - 7.83%
14,644	Maximus, Inc.	862,824
13,632	WageWorks, Inc. *	842,594
6,984	CEB, Inc.	419,319
		2,124,737
Banks: Diversified - 9.48%
16,465	PrivateBancorp, Inc.	727,753
12,980	Pinnacle Financial Partners Inc.	689,368
7,906	South State Corp.	576,427
12,387	BancorpSouth, Inc.	295,058
4,790	Texas Capital Bancshares, Inc. *	232,507
3,014	Centerstate Banks, Inc. *	50,213
		2,571,326
Banks: Savings/Thrifts & Mortgage Lending - 1.00%
9,470	Legacy Texas Financial Group, Inc.	270,084

Biotechnology - 4.64%
13,760	PRA Health Sciences, Inc. *	638,189
12,461	Repligen Corp. *	356,385
6,140	Eagle Pharmaceuticals, Inc. *	264,880
		1,259,454
Building: Roofing/Wallboard & Plumbing - 1.18%
11,960	Advanced Drainage Systems, Inc.	319,452

Building: Materials - 1.62%
9,070	Trex Company, Inc. *	439,895

Chemicals: Diversified - 1.66%
17,513	Aceto Corp.	450,259

Computer Services Software & Systems - 13.47%
7,793	LogMeln, Inc. *	669,497
6,147	Ellie Mae, Inc. *	566,200
22,850	Callidus Software, Inc. *	469,111

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2016

Shares		Value

Computer Services Software & Systems - (Continued)
7,070	SPS Commerce, Inc. *	$ 447,672
9,604	Broadsoft, Inc. *	430,547
12,280	Qualys, Inc. *	385,469
13,690	Pegasystems, Inc.	381,951
5,145	Luxoft Holding, Inc. (Switzerland) *	303,143
		3,653,590
Cosmetics - 1.26%
10,516	Inter Parfums, Inc.	342,191

Foods - 4.84%
10,470	B&G Foods, Inc.	540,147
3,635	J&J Snack Foods Corp.	442,052
3,201	Treehouse Foods, Inc. *	330,311
		1,312,510
Health Care: Misc. - 1.33%
7,457	Providence Service Corp. *	360,695

Health Care Services - 2.02%
7,620	Medidata Solutions, Inc. *	405,003
5,960	Cotiviti Holdings, Inc. *	143,874
		548,877
Medical & Dental Instruments & Supplies - 4.55%
7,658	Cantel Medical Corp.	512,703
8,576	Neogen Corp. *	472,966
5,439	Vascular Solutions, Inc. *	249,487
		1,235,156
Medical Sevices - 1.89%
6,601	ICON PLC. ADR (Ireland) *	512,700

Office Supplies Equipment - 1.45%
15,630	Knoll, Inc.	394,658

Oil: Crude Producers - 3.88%
22,545	Callon Petroleum Co. *	256,788
12,010	Matador Resources Co. *	253,291
4,200	PDC Energy, Inc. *	230,034
14,378	Memorial Resource Development Corp. *	215,382
12,690	Oasis Petroleum, Inc. *	96,444
		1,051,939

* Non-income producing securities during the period.

ADR - American Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2016

Shares		Value

Pharmaceuticals - 8.45%
35,603	Supernus Pharmaceuticals, Inc. *	$ 791,099
14,001	Cambrex Corp. *	733,792
13,574	Prestige Brands Holdings, Inc. *	726,209
1,314	Lannett Co., Inc. *	41,023
		2,292,123
Restaurants - 3.72%
19,467	Sonic Corp.	523,857
8,383	Popeyes Louisiana Kitchen, Inc. *	480,178
171	Chuy's Holdings, Inc. *	5,766
		1,009,801
Recreational Vehicles & Boats - 2.01%
5,950	Drew Industries, Inc.	545,080

Securities Brokerage & Services - 1.59%
2,670	MarketAxess Holdings, Inc.	431,632

Semiconductors & Components - 2.60%
8,095	Silicon Laboratories, Inc. *	431,302
8,801	Ceva, Inc. *	264,558
241	Inphi Corp. *	8,478
		704,338
Specialty Retail - 1.93%
8,346	Monro Muffler Brake, Inc.	522,627

Textiles Apparel & Shoes - 4.57%
18,460	Steven Madden Ltd. *	646,469
14,822	GIII Apparel Group Ltd. *	593,325
		1,239,794
Truckers - 2.65%
15,045	Knight Transportation, Inc.	448,792
9,332	SAIA, Inc. *	269,313
		718,105
Utilities: Telecommunications - 1.87%
11,896	Cogent Communications Holdings, Inc.	508,316

TOTAL FOR COMMON STOCKS (Cost $22,115,594) - 96.63%		26,212,019

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2016

Shares		Value

SHORT TERM INVESTMENT - 4.18%
1,132,952	First American Government Obligation Fund 0.02% ** (Cost $1,132,952)	$ 1,132,952

TOTAL INVESTMENTS (Cost $23,248,546) *** - 100.81%		27,344,971

LIABILITIES LESS OTHER ASSETS - (0.81)%		(218,926)

NET ASSETS - 100.00%		$ 27,126,045

** Variable rate security; the coupon rate shown represents the yield at July 31, 2016.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $23,303,452 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)      $4,807,568

Gross Unrealized Depreciation (Tax)          (766,049)

Total                                                         $4,041,519

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2016

Shares		Value

COMMON STOCKS - 68.81%

Aerospace & Defense - 2.97%
15,420	Bae Systems PLC. ADR (United Kingdom)	$ 436,694

Airlines - 1.37%
6,447	Japan Airlines Co., Ltd. (Japan)	201,719

Automobiles - 2.45%
5,297	Daimler AG (Germany)	360,076

Beverages - 4.20%
799,603	Thai Beverage PCL (Thailand)	617,597

Biotechnology - 1.53%
3,390	Abbvie, Inc.	224,520

Capital Markets - 0.77%
7,440	Ares Capital Corp.	112,642

Chemicals - 3.52%
4,990	Lyondellbasell Industries NV (Netherlands)	375,547
2,650	The Dow Chemical Co.	142,225
		517,772
Commercial Banks - 7.71%
7,480	J.P. Morgan Chase & Co.	478,496
5,880	Bank of Montreal (Canada)	376,627
396,960	Lloyds Banking Group Plc. (United Kingdom)	278,951
		1,134,074
Construction & Engineering - 0.86%
6,123	Ferrovial SA (Spain)	126,708

Diversified Telecommunication Services - 6.87%
374,140	HKT Trust & HKT, Ltd. (Hong Kong)	591,179
5,992	AT&T, Inc.	259,394
3,362	BCE, Inc. (Canada)	160,877
		1,011,450
Food Products - 3.80%
32,900	Marine Harvest ASA (Norway)	559,280

Food & Staples Retailing - 2.49%
161,100	Walmex ORD (Mexico)	367,129

ADR - American Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2016

Shares		Value

Hotels, Restaurants & Leisure - 2.98%
5,640	Las Vegas Sands Corp.	$ 285,666
94,000	Wynn Macau Ltd. (Hong Kong)	152,669
		438,335
Insurance - 6.29%
4,360	Swiss RE AG ORD (Switzerland)	365,894
73,290	Insurance Australia Group (Australia)	336,341
874	Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	145,746
28,325	Legal & General Group PLC (United Kingdom)	77,034
		925,015
IT Services- 2.16%
5,370	Paychex, Inc.	318,334

Media - 3.65%
22,828	Regal Entertainment Group Class-A	536,915

Oil, Gas & Consumable Fuels - 3.08%
4,040	Exxon Mobil Corp.	359,358
11,791	Frontline Ltd. (Bermuda)	93,621
		452,979
Pharmaceuticals - 4.73%
17,710	GlaxoSmithKline PLC. (United Kingdom)	395,247
2,400	Johnson & Johnson	300,552
		695,799
Semiconductors & Semiconductor Equipment - 2.33%
12,330	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	342,527

Software - 2.93%
7,610	Microsoft Corp.	431,335

Transportation Infrastructure - 2.12%
4,070	Macquarie Infrastructure Corp.	311,966

TOTAL FOR COMMON STOCKS (Cost $9,058,453) - 68.81%		10,122,866

REAL ESTATE INVESTMENT TRUSTS - 17.46%
16,862	Blackstone Mortgage Trust, Inc.	489,167
20,384	Starwood Property Trust, Inc.	444,371
11,460	STORE Capital Corp.	357,437
184,036	Ascendas Real Estate Investment Trust (Singapore)	336,480
18,220	Spirit Realty Capital, Inc.	249,067

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2016

Shares		Value

REAL ESTATE INVESTMENT TRUSTS - (Continued)
2,950	EPR Properties	$ 247,859
2,020	Digital Realty Trust, Inc.	211,009
2,930	Prologis, Inc.	159,656
1,490	Seritage Growth Properties	74,589
		2,569,635

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,285,055) - 17.46%		2,569,635

MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS - 11.58%

Capital Markets - 2.13%
13,094	Alliance Bernstein Holdings, L.P.	313,732

Electric Utilities - 2.48%
7,736	Brookfield Infrastructure Partners, L.P. (Canada)	364,056

Oil, Gas & Consumable Fuels - 6.97%
8,200	Spectra Energy Partners, L.P.	399,668
8,240	Energy Transfer Partners, L.P.	325,480
2,700	TC Pipelines, L.P.	150,363
5,280	Enterprise Products Partners, L.P.	150,322
		1,025,833

TOTAL FOR MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS (Cost $1,487,482) - 11.58%		1,703,621

SHORT TERM INVESTMENT - 3.78%
556,129	First American Government Obligation Fund 0.02% ** (Cost $556,129)	556,129

TOTAL INVESTMENTS (Cost $13,387,119) *** - 101.63%		14,952,251

LIABILITIES LESS OTHER ASSETS - (1.63)%		(240,424)

NET ASSETS - 100.00%		$ 14,711,827

**Variable rate security; the coupon rate shown represents the yield at July 31, 2016.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $13,434,798 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)     $ 1,987,634

Gross Unrealized Depreciation (Tax)          (470,182)

Total                                                         $1,517,452

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2016

Assets:	Small Cap Fund	Quest for Income and Growth Fund
Investments in Securities, at Value (Cost $23,248,546 and $13,387,119)	$27,344,971	$14,952,251
Cash	1,000	-
Receivables:
Dividends and Interest	5,970	24,285
Securities Sold	365,361	-
Prepaid Expenses	1,626	2,638
Total Assets	27,718,928	14,979,174
Liabilities:
Payables:
Advisory Fees	13,680	3,531
Securities Purchased	548,790	204,691
Distribution (12b-1) Fees	-	143
Trustee Fees	208	208
Shareholder Redemptions	-	26,676
Other Expenses	30,205	32,098
Total Liabilities	592,883	267,347
Net Assets	$27,126,045	$14,711,827

Net Assets Consist of:
Paid In Capital	$22,406,415	$15,188,267
Accumulated Undistributed Net Investment Income	-	(6,669)
Accumulated Realized Gain (Loss) on Investments	623,205	(2,034,903)
Unrealized Appreciation in Value of Investments	4,096,425	1,565,132
Net Assets, for 1,622,211 and 1,233,859 Shares Outstanding, respectively	$27,126,045	$14,711,827

Net Asset Value Per Share

Investor Class:

Net Assets		$ 1,310,305
Shares outstanding (unlimited number of shares authorized with no par value)		110,406
Net Asset Value, Redemption Price and Offering Price Per Share		$ 11.87

Institutional Class:

Net Assets	$27,126,045	$13,401,522
Shares outstanding (unlimited number of shares authorized with no par value)	1,622,211	1,123,453
Net Asset Value, Redemption Price and Offering Price Per Share	$ 16.72	$ 11.93

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JULY 31, 2016

Investment Income:	Small Cap Fund	Quest for Income and Growth Fund
Dividends (net of foreign withholding of $0 and $32,467, respectively)	$ 105,757	$ 563,825
Distributions received from Master Limited Partnerships	-	23,117
Interest	1,007	441
Total Investment Income	106,764	587,383

Expenses:
Advisory Fees (Note 4)	239,280	141,518
Distribution (12b-1) Fees - Investor Class	-	3,118
Audit Fees	21,163	23,663
Transfer Agent & Accounting Fees	33,268	36,909
Registration Fees	1,694	1,436
Custody Fees	6,704	9,069
Insurance Fees	6,980	4,093
Trustee Fees	3,750	3,750
Printing Fees	412	1,188
Nasdaq Fees	325	651
Miscellaneous Fees	2,492	2,513
Legal Fees	13,010	8,708
Total Expenses	329,078	236,616
Advisory Fees Waived (Note 4)	(65,870)	(77,825)
Net Expenses	263,208	158,791

Net Investment Income (Loss)	(156,444)	428,592

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	1,135,740	(1,344,120)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(460,604)	1,061,756
Net Realized and Unrealized Gain (Loss) on Investments	675,136	(282,364)

Net Increase in Net Assets Resulting from Operations	$ 518,692	$ 146,228

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2016	7/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (156,444)	$ (71,921)
Net Realized Gain on Investments	1,135,740	1,672,914
Net Change in Unrealized Appreciation (Depreciation) on Investments	(460,604)	2,661,115
Net Increase in Net Assets Resulting from Operations	518,692	4,262,108

Distributions to Shareholders:
Realized Gains	(1,549,408)	(1,728,853)
Total Distributions Paid to Shareholders	(1,549,408)	(1,728,853)

Capital Share Transactions (Note 5)	2,715,295	4,189,040

Total Increase in Net Assets	1,684,579	6,722,295

Net Assets:
Beginning of Period	25,441,466	18,719,171

End of Period (Including Undistributed Net Investment Income	$ 27,126,045	$ 25,441,466
of $0 and $0, respectively)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2016	7/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 428,592	$ 550,894
Net Realized Loss on Investments	(1,344,120)	(489,921)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,061,756	(633,075)
Net Increase (Decrease) in Net Assets Resulting from Operations	146,228	(572,102)

Distributions to Shareholders:
Net Investment Income:
Investor Class	(32,534)	(55,617)
Institutional Class	(347,273)	(582,504)
Return of Capital:
Investor Class	(5,433)	-
Institutional Class	(56,218)	-
Total Distributions Paid to Shareholders	(441,458)	(638,121)

Capital Share Transactions (Note 5)	(499,265)	(703,127)

Total Decrease in Net Assets	(794,495)	(1,913,350)

Net Assets:
Beginning of Period	15,506,322	17,419,672

End of Period (Including Undistributed Net Investment Loss	$ 14,711,827	$ 15,506,322
of $6,669 and Net Investment Income of $26,034, respectively)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended				Period Ended*
	7/31/2016	7/31/2015	7/31/2014	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Period	$ 17.69	$ 15.86	$ 15.33	$ 12.90	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Loss **	(0.10)	(0.06)	(0.13)	(0.08)	(0.10)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.17	3.29	0.77	2.73	3.01
Total from Investment Operations	0.07	3.23	0.64	2.65	2.91

Distributions:
Realized Gains	(1.04)	(1.40)	(0.11)	(0.22)	(0.01)
Total from Distributions	(1.04)	(1.40)	(0.11)	(0.22)	(0.01)

Net Asset Value, at End of Period	$ 16.72	$ 17.69	$ 15.86	$ 15.33	$ 12.90

Total Return ***	0.87%	21.40%	4.17%	21.01%	29.15% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 27,126	$ 25,441	$ 18,719	$ 15,841	$ 8,811
Before Waivers
Ratio of Expenses to Average Net Assets	1.38%	1.39%	1.49%	1.69%	2.29% (a)
Ratio of Net Investment Loss to Average Net Assets	(0.93)%	(0.63)%	(1.16)%	(1.15)%	(2.00)% (a)
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.13%	1.25% (a)
Ratio of Net Investment Loss to Average Net Assets	(0.65)%	(0.33)%	(0.78)%	(0.59)%	(0.95)% (a)
Portfolio Turnover	51.76%	68.50%	79.29%	86.85%	92.21% (b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.

** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended			Period Ended*
	7/31/2016	7/31/2015	7/31/2014	7/31/2013

Net Asset Value, at Beginning of Period	$ 12.06	$ 12.98	$ 12.65	$ 12.70

Income From Investment Operations:
Net Investment Income **	0.32	0.38	0.71	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.16)	(0.84)	0.48	(0.05)
Total from Investment Operations	0.16	(0.46)	1.19	0.00

Distributions:
Net Investment Income	(0.30)	(0.46)	(0.76)	(0.05)
Realized Gains	-	-	(0.10)	-
Return of Capital	(0.05)	-	-	-
Total from Distributions	(0.35)	(0.46)	(0.86)	(0.05)

Net Asset Value, at End of Period	$ 11.87	$ 12.06	$ 12.98	$ 12.65

Total Return ***	1.47%	(3.68)%	9.49%	(0.02)% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,310	$ 1,356	$ 1,718	$ 2,731
Before Waivers
Ratio of Expenses to Average Net Assets	2.04%	2.14%	2.24%	2.17% (a)
Ratio of Net Investment Income to Average Net Assets	2.13%	2.22%	4.57%	1.81% (a)
After Waivers
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35% (a)
Ratio of Net Investment Income to Average Net Assets	2.82%	3.01%	5.45%	2.63% (a)
Portfolio Turnover	90.56%	36.85%	38.63%	46.45% (b)

* For the period June 4, 2013 (launch of share class) through July 31, 2013.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended				Period Ended*
	7/31/2016	7/31/2015	7/31/2014	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Period	$ 12.10	$ 13.02	$ 12.61	$ 12.01	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income **	0.34	0.41	0.77	0.57	0.45
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.15)	(0.85)	0.46	0.77	1.68
Total from Investment Operations	0.19	(0.44)	1.23	1.34	2.13

Distributions:
Net Investment Income	(0.31)	(0.48)	(0.72)	(0.64)	(0.11)
Realized Gains	-	-	(0.10)	(0.10)	(0.01)
Return of Capital	(0.05)	-	-	-	-
Total from Distributions	(0.36)	(0.48)	(0.82)	(0.74)	(0.12)

Net Asset Value, at End of Period	$ 11.93	$ 12.10	$ 13.02	$ 12.61	$ 12.01

Total Return ***	1.72%	(3.47)%	9.84%	11.40%	21.52% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 13,402	$ 14,150	$ 15,702	$ 11,984	$ 3,726
Before Waivers
Ratio of Expenses to Average Net Assets	1.64%	1.60%	1.74%	2.04%	4.85% (a)
Ratio of Net Investment Income to Average Net Assets	2.51%	2.73%	5.29%	3.61%	1.18% (a)
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.12%	1.20% (a)
Ratio of Net Investment Income to Average Net Assets	3.05%	3.23%	5.93%	4.54%	4.84% (a)
Portfolio Turnover	90.56%	36.85%	38.63%	46.45%	22.40% (b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2016

Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of four series:  Ranger Small Cap Fund, Ranger Mid Cap Fund, Ranger International Fund, and Ranger Quest for Income and Growth Fund.  The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (collectively, the “Funds”). The Ranger Mid Cap Fund and Ranger International Fund are not currently available for sale.  Ranger Small Cap Fund (“Small Cap Fund”) is a diversified portfolio with an investment objective of seeking long-term growth of capital.  Ranger Quest for Income and Growth Fund (“Income and Growth Fund”) is a diversified portfolio with an investment objective of seeking long term growth of capital while providing current income.  Each Fund offers Institutional Class Shares and Investor Class Shares.  Currently, the Small Cap Fund does not offer its Investor Class shares for sale. The affairs of the Trust are managed by the Trust’s Board of Trustees (the “Board”).  The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (the “Small Cap Adviser”) and Ranger International Management, L.P, (the “Income and Growth Adviser”) serve as investment advisers (the “Advisers”) to Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the year ended July 31, 2016, the officers of the Trust have analyzed the Funds’ tax positions, and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ open tax years or

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2016

expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the year ended July 31, 2016, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Small and Medium Capitalization Risk:  Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.  The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies.  Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

Foreign Exchange Rate Risk:  Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity Risk:  Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2016

Investment transactions and related investment income: The Funds record security transactions on the trade date. The first-in first-out method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Share valuation: The net asset value per share of each class of shares for Small Cap and Income and Growth are calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap and Income and Growth is equal to the net asset value per share.

Translation of Foreign Currency: Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the daily exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held.  Such fluctuations are included in net realized and unrealized gain on investments in the statement of operations.

Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds’ that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

Reclassification of Capital Account: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of July 31, 2016, the Small Cap Fund reclassified permanent book/tax differences of $156,444, resulting from the write-off of the net investment loss for tax purposes to paid-in capital.  As of July 31, 2016, the Income and Growth Fund reclassified permanent book/tax differences of ($81,488) to Accumulated Undistributed Net Investment Income, $68,239 to Accumulated Realized Gain (Loss) on Investments and $13,249 to Paid in Capital. The primary permanent differences causing the reclassifications in the Income and Growth Fund are due to dividends from REIT securities, distribution reclassifications and investments in publicly traded partnerships.

Transfer Agent Agreement and Accounting Services Agreement:  Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agency and Service Agreement with the Trust. Under the Transfer Agency and Service

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Agreement, MSS will provide all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to a Fund Accounting Services Agreement with the Trust.   As such, MSS provides all necessary administration, bookkeeping and pricing services to each Fund.

For the services rendered to the Funds pursuant to the Transfer Agent Agreement and Accounting Services Agreement, each Fund pays MSS an annual fee based on the average value of the Fund. Each Fund receives a discount depending on the net assets of the Fund. For the year ended July 31, 2016, the Small Cap Fund and the Income and Growth Fund incurred $33,268 and $36,909 in Transfer Agent and Accounting fees, respectively.  At July 31, 2016, the Small Cap Fund and the Income and Growth Fund owed $3,401 and $3,082 in Transfer Agent and Accounting fees, respectively.

12b-1 Plan and Distribution Agreement: The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits Investor Class shares of each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets.   Institutional Class shares of the Funds are not subject to a 12b-1 fee.    Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.

Rafferty Capital Markets, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares.

The Trust and the Advisers are not affiliated with the Distributor.

For the fiscal year ended July 31, 2016, the Income and Growth Fund, Investor Class shares, accrued $3,118 in distribution fees.  At July 31, 2016, the Income and Growth Fund, Investor Class shares, owed $143 in distribution fees.

Note 3. Security Valuations

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

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Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, closed end mutual funds, and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisers believe such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3.

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The Income and Growth Fund may invest in publicly traded partnership interests (“PTPs”) and master limited partnership interests (“MLPs”), a subset of PTPs.  PTPs are limited partnerships, the interests in which are known as “units”.  PTP units typically trade publically, like stocks, and thus may provide the investor more liquidity than ordinary limited partnerships.  Generally, these securities will be classified as Level 1 of value hierarchy.

Money market mutual funds are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost which approximates fair value and would be categorized as Level 2. The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$26,212,019	$ -	$ -	$26,212,019
Short Term Investment	1,132,952	-	-	1,132,952
Total	$27,344,971	$ -	$ -	$27,344,971

The following table presents information about the Income and Growth Fund’s investments measured at fair value as of July 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$10,122,866	$ -	$ -	$10,122,866
Real Estate Investment Trusts	2,569,635	-	-	2,569,635
Master Limited Partnerships & Publicly Traded Partnerships	1,703,621	-	-	1,703,621
Short Term Investment	556,129	-	-	556,129
Total	$14,952,251	$ -	$ -	$14,952,251

Neither Fund held any Level 2 or Level 3 assets during the year ended July 31, 2016.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments.  Neither Fund had transfers into or out of Level 1, Level 2 or Level 3 during the year ended July 31, 2016.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended July 31, 2016.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Investment Management Agreements (“Advisory Agreements”) between each Adviser and the Trust, the Small Cap Adviser and the Income and Growth Adviser are entitled to investment advisory fees, computed daily and payable monthly of 1.0% per

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annum of the average daily net assets of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.  For the year ended July 31, 2016, the Advisers earned $239,280 and $141,518 from the Small Cap Fund and Income and Growth Fund, respectively.  For the year ended July 31, 2016, the Advisers waived $65,870 and $77,825 in expenses from the Small Cap Fund and Income and Growth Fund, respectively.  At July 31, 2016, the Advisers were owed $13,680 and $3,531 from the Small Cap Fund and Income and Growth Fund, respectively.

The Small Cap Adviser and the Income and Growth Adviser have each entered into an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreements”), whereby they have agreed to reduce its fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of any Rule 12b-1 fees, acquired fund fees and expenses, distribution or shareholder servicing fees, brokerage commissions, interest, taxes and extraordinary expenses) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund will not exceed 1.10% and 1.10%, respectively, until November 30, 2016.  The Small Cap Adviser and the Income and Growth Adviser may recoup any waived amount from each respective Fund pursuant to these Expense Limitation Agreements if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the respective adviser incurred the expenses.  As of July 31, 2016, the Adviser is able to recapture $198,864 in expenses pursuant to the Expense Limitation Agreement for the Small Cap Fund.  As of July 31, 2016, the Adviser is entitled to recapture $279,719 in expenses pursuant to the Expense Limitation Agreement for the Income and Growth Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Income and Growth Fund
July 31, 2014	July 31, 2017	$68,990	$112,088
July 31, 2015	July 31, 2018	$64,004	$ 89,806
July 31, 2016	July 31, 2019	$65,870	$ 77,825

Each Trustee who is not affiliated with the Trust and/or the Advisers will receive an annual fee of $3,750, as well as reimbursement for any reasonable expenses incurred attending the meetings.   The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee.  None of the executive officers receive compensation from the Trust.

Note 5. Capital Share Transactions

At July 31, 2016, there were unlimited shares authorized at no par value for the Ranger Funds Investment Trust (which includes the Small Cap Fund and the Income and Growth Fund).  Paid in capital for the year ended July 31, 2016 amounted to $22,406,415 and $15,188,267 for the Small Cap Fund and Income and Growth Fund, respectively.  The

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following table summarizes transactions in capital for the year ended July 31, 2016, and the year ended July 31, 2015:

Small Cap Fund – Institutional Class	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	325,164	$ 4,888,213	318,412	$ 5,204,352
Shares reinvested	59,276	918,777	55,597	880,655
Shares redeemed	(200,571)	(3,091,695)	(115,935)	(1,895,967)
Net increase	183,869	$2,715,295	258,074	$ 4,189,040

Income and Growth Fund – Investor Class	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	22,067	$ 237,537	14,495	$ 186,637
Shares reinvested	4,559	52,505	3,196	41,079
Shares redeemed	(28,731)	(321,116)	(37,533)	(475,523)
Net decrease	(2,105)	$ (31,074)	(19,842)	$ (247,807)

Income and Growth Fund – Institutional Class	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	116,833	$1,321,466	242,877	$ 3,093,996
Shares reinvested	46,818	541,370	31,095	401,120
Shares redeemed	(210,018)	(2,331,027)	(310,532)	(3,950,436)
Net increase (decrease)	(46,367)	$ (468,191)	(36,560)	$ (455,320)

The Small Cap Fund has not issued Investor Class shares.

Note 6. Investments

Small Cap Fund

For the year ended July 31, 2016, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $13,147,192 and $12,119,142, respectively. For federal income tax purposes, as of July 31, 2016, the gross unrealized appreciation for all securities totaled $4,807,568 and the gross unrealized depreciation for all securities totaled $766,049, for a net unrealized appreciation of $4,041,519.  The aggregate cost of securities for federal income tax purposes at July 31, 2016, was $23,303,452.

Income and Growth Fund

For the year ended July 31, 2016, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $12,608,581 and $13,436,310, respectively. For federal income tax purposes, as of July 31, 2016, the gross

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unrealized appreciation for all securities totaled $1,987,634 and the gross unrealized depreciation for all securities totaled $470,182, for a net unrealized appreciation of $1,517,452.  The aggregate cost of securities for federal income tax purposes at July 31, 2016, was $13,434,798.

Note 7. Federal Income Taxes

Small Cap Fund

During the year ended July 31, 2016, a long-term capital gain distribution of $1.04145 per share was paid on December 29, 2015, for shareholders on record as of December 28, 2015, for a total distribution of $1,549,408.

During the year ended July 31, 2015, a long-term capital gain distribution of $1.40075 per share was paid on December 29, 2014, for shareholders on record as of December 26, 2014, for a total distribution of $1,728,853.

The tax character of distributions paid during the year ended July 31, 2016, was as follows:

Capital Gain

$ 1,549,408 (20% rate gain distribution)

The tax character of distributions paid during the year ended July 31, 2015, was as follows:

Capital Gain

$ 1,728,853

As of July 31, 2016, for tax purposes the Small Cap Fund’s undistributed net investment income was $0.  Additionally, the Small Cap Fund has elected to defer 2015 post October capital losses of $297,843 (short-term), and its accumulated net realized gain on investments is $975,955.

Income and Growth Fund

Investor Class

During the year ended July 31, 2016, an ordinary income distribution of $0.06371 per share was paid on October 29, 2015, for shareholders on record as of October 28, 2015, for a total distribution of $7,061. An ordinary income distribution of $0.05727 per share was paid on December 29, 2015, for shareholders on record as of December 28, 2015, for a total distribution of $6,014.  An ordinary income distribution of $0.1351 per share was paid on April 28, 2016, for shareholders on record as of April 27, 2016, for a total distribution of $14,882.  An ordinary income distribution of $0.09079 per share was paid on June 29, 2016, for shareholders on record as of June 28, 2016, for a total distribution

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of $10,010.  During the annual audit, approximately $0.05 per share was reclassified from ordinary income to a return of capital.

The tax character of distributions paid during the year ended July 31, 2016, was as follows:

Ordinary Income

$   32,534

Return of Capital

$     5,433

During the year ended July 31, 2015, an ordinary income distribution of $0.11187 per share was paid on October 30, 2014, for shareholders on record as of October 29, 2014, for a total distribution of $13,789. An ordinary income distribution of $0.02736 per share was paid on December 29, 2014, for shareholders on record as of December 26, 2014, for a total distribution of $3,416. An ordinary income distribution of $0.05533 per share was paid on January 29, 2015, for shareholders on record as of January 28, 2015, for a total distribution of $6,967.  An ordinary income distribution of $0.13907 per share was paid on April 29, 2015, for shareholders on record as of April 28, 2015, for a total distribution of $16,907.  An ordinary income distribution of $0.12306 per share was paid on July 31, 2015, for shareholders on record as of July 30, 2015, for a total distribution of $14,538.

The tax character of distributions paid during the year ended July 31, 2015, was as follows:

Ordinary Income

$   55,617

Institutional Class

During the year ended July 31, 2016, an ordinary income distribution of $0.0706 per share was paid on October 29, 2015, for shareholders on record as of October 28, 2015, for a total distribution of $84,037. An ordinary income distribution of $0.0618 per share was paid on December 29, 2015, for shareholders on record as of December 28, 2015, for a total distribution of $70,098. An ordinary income distribution of $0.00132 per share was paid on January 28, 2016, for shareholders on record as of January 27, 2016, for a total distribution of $1,499.  An ordinary income distribution of $0.13224 per share was paid on April 28, 2016, for shareholders on record as of April 27, 2016, for a total distribution of $147,098.  An ordinary income distribution of $0.09068 per share was paid on June 29, 2016, for shareholders on record as of June 28, 2016, for a total distribution of $100,759.  During the annual audit, approximately $0.05 per share was reclassified from ordinary income to a return of capital.

The tax character of distributions paid during the year ended July 31, 2016, was as follows:

Ordinary Income

$   347,273

Return of Capital

$     56,218

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JULY 31, 2016

During the year ended July 31, 2015, an ordinary income distribution of $0.11668 per share was paid on October 30, 2014, for shareholders on record as of October 29, 2014, for a total distribution of $138,579. An ordinary income distribution of $0.03329 per share was paid on December 29, 2014, for shareholders on record as of December 26, 2014, for a total distribution of $39,416. An ordinary income distribution of $0.05609 per share was paid on January 29, 2015, for shareholders on record as of January 28, 2015, for a total distribution of $71,811.  An ordinary income distribution of $0.14446 per share was paid on April 29, 2015, for shareholders on record as of April 28, 2015, for a total distribution of $176,845.  An ordinary income distribution of $0.13257 per share was paid on July 31, 2015, for shareholders on record as of July 30, 2015, for a total distribution of $155,853.

The tax character of distributions paid during the year ended July 31, 2015, was as follows:

Ordinary Income

$   582,504

As of July 31, 2016, for tax purposes Income and Growth Fund’s undistributed net investment loss was $6,669 and its undistributed realized loss (“capital loss carryforward”) on investments was $863,407 (short term) and $521,968 (long term). These capital loss carryforward amounts have no expiration. The Income & Growth Fund has elected to defer 2015 post October capital losses of $363,740 (short term) and $244,776 (long term).

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of July 31, 2016, R. E. Smith Sub S Trust, held approximately 36.77% and National Financial Services, LLC held approximately 28.73% of the voting securities of the Small Cap Fund and each may be deemed to control the Small Cap Fund.  As of July 31, 2016, Charles Schwab & Co., Inc., held in omnibus accounts for the benefit of others, approximately 66.03% of the voting securities of the Income and Growth Fund and may be deemed to control the Income and Growth Fund.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the issuance of these financial statements and has noted no such events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Ranger Funds Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (collectively, the “Funds”), each a series of Ranger Funds Investment Trust (the “Trust”), as of July 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 2016 and 2015, and the financial highlights for the years ended July 31, 2016, 2015 and 2014. The financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2013 and for the period September 29, 2011 (commencement of investment operations) through July 31, 2012 were audited by prior auditors whose report thereon dated September 20, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, each a series of Ranger Funds Investment Trust, as of July 31, 2016, the results of their operations for the year then ended, changes in their net assets for each of the years in the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

Dallas, Texas
September 28, 2016

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EXPENSE ILLUSTRATION

JULY 31, 2016 (UNAUDITED)

 Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, February 1, 2016 through July 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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EXPENSE ILLUSTRATION (CONTINUED)

JULY 31, 2016 (UNAUDITED)

Ranger Small Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2016	July 31, 2016	February 1, 2016 to July 31, 2016

Actual	$1,000.00	$1,184.14	$5.97
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.39	$5.52

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Ranger Quest for Income and Growth Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2016	July 31, 2016	February 1, 2016 to July 31, 2016

Actual	$1,000.00	$1,138.03	$5.85
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.39	$5.52

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Ranger Quest for Income and Growth Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2016	July 31, 2016	February 1, 2016 to July 31, 2016

Actual	$1,000.00	$1,136.96	$7.17
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.15	$6.77

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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TRUSTEES & OFFICERS

JULY 31, 2016 (UNAUDITED)

Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005).	4	Director, Fiberforge Corp. (2000- 2013).
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	President, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisers.	N/A	N/A
Nimrod Hacker Year of Birth: 1968	Secretary (since September 2011)	General Counsel, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisers.	N/A	N/A
Thomas E. Burson Year of Birth: 1960	Chief Compliance Officer (since September 2011)	Chief Compliance Officer, Ranger Capital Group Holdings, L.P. (since 2004), and its affiliated investment advisers.	N/A	N/A
Joseph W. Thompson Year of Birth: 1959	Treasurer (since September 2011)	COO/CFO, Ranger Capital Group Holdings, L.P. (since 2002) and its affiliated investment advisers.	N/A	N/A

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201

** The term of office for each Trustee and Officer listed above will continue indefinitely.

*** The term “Fund Complex” refers to Ranger Funds Investment Trust.

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TRUSTEES & OFFICERS (CONTINUED)

JULY 31, 2016 (UNAUDITED)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
James F. McCain Year of Birth: 1951	Independent Trustee (since September 2011)	Retired (since 8/2014); Chief Compliance Officer, SteelPath Capital Management LLC and SteelPath Fund Advisors, LLC; Chief Compliance Officer, SteelPath MLP Funds Trust (2010 – 8/2014); Chief Compliance Officer, Brazos Capital Management.	4	None
Curtis A. Hite Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Holdings (since 2007) (technology consulting).	4	None
Benjamin C. Bell, Jr. Year of Birth: 1959	Independent Trustee (since March 2014)	Managing Member, William K. Woodruff & Co, LLC (since 2009) (investment advisory firm).	4	None

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201

** The term of office for each Trustee and Officer listed above will continue indefinitely.

** *The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

ADDITIONAL INFORMATION

JULY 31, 2016 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-458-4744.

This Page Was Left Blank Intentionally

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2016

$ 25,000.00

FY 2015

$ 25,000.00

(b)

Audit-Related Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2016

$ 9,950.00

FY 2015

$ 8,800.00

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2016

$ 9,950

FY 2015

$ 8,800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ranger Funds Investment Trust

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 4, 2016

By /s/ Joseph W. Thompson

     Joseph W. Thompson

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 4, 2016